CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


         Date of Report
(Date of Earliest Events Reported):                      Commission File Number:
         February 2, 2001                                       000-28453


                                    FORM 8-K

                        Ameri-First Financial Group, Inc.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

       Delaware                                                     84-0849132
------------------------                                         ---------------
(State of Incorporation)                                           (IRS ID No.)


         13663 Jupiter Road, Suite 401, Dallas, Texas           75238
         --------------------------------------------        ----------
           (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: 214-343-9700
                                                    ------------

Item 4. Change in Registrant's Certifying Accountant.

         S.W. Hatfield, Certified Public Accountant, of Dallas, Texas audited the Registrant's financial statements at and for the year ended December 31, 1999, and the opinion of S.W. Hatfield was not qualified in any manner. For certain business reasons, the Board of Directors of the Registrant has chosen not to engage S.W. Hatfield to audit the Registrant's financial statements at and for the year ended December 31, 2000. The auditor-client relationship between the Registrant and S.W. Hatfield has ceased.

         During the Registrant's relationship with S.W. Hatfield, there were no disagreements between the Registrant and S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no disagreements between the Registrant and S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures for the December 31, 1999 financial statements. Further, there have been no disagreements between the Registrant and the S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures for December 31, 1999 to the present.

         Following approval of its Board of Directors, the Registrant engaged John S. Osborn, P.C., Certified Public Accountants, of Plano, Texas, to audit its financial statements at and for the year ended December 31, 2000. Neither the Registrant nor anyone on its behalf at any time has consulted the newly engaged accountant regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements; or
(iii) any matter that was either the subject of a disagreement (there being none) or a reportable event (there being none).

         The Registrant has provided S.W. Hatfield with a copy of this Report on Form 8-K simultaneously with the filing hereof with the Securities and Exchange Commission, accompanied by a request that S.W. Hatfield furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by the Registrant. S.W. Hatfield's letter will be filed by the Registrant in an amendment to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        16.     Letter of S.W. Hatfield(previously filed with the Commission).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                AMERI-FIRST FINANCIAL GROUP, INC.
                                ---------------------------------
                                (Registrant)



                                By:  /s/  Gary W. Bell
                                   ------------------------------
                                   Gary W. Bell, President



DATE: February 14, 2001
      Dallas, Texas




                                      -2-